SUMMARY PROSPECTUS – MAY 1, 2010 RS High Yield Municipal Bond Fund

Share Class (Ticker): Class A (RSHMX), Class C (RSHCX)	Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus.htm. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2010, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2009.

Investment Objective

To seek high current income exempt from federal income taxes with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 105 of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page 37 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Share Class	Class A		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None	[1]	1.00%	[2]

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)
Share Class	Class A		Class C
Management Fees[3]	0.50%		0.50%
Distribution (12b-1) Fees	0.25%		1.00%
Other Expenses[4]	0.61%		0.57%
Total Annual Fund Operating Expenses[5]	1.36%		2.07%
Fee Waiver/Expense Limitation[5]	-1.01%		-0.97%
Net Expenses[5]	0.35%		1.10%
1	Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.
2	Contingent deferred sales load applies for shares sold within one year of purchase.
3	RS Investments has contractually agreed through April 30, 2011, to waive all of its management fees with respect to the Fund.
4	“Other Expenses” are based on estimated amounts for the Fund’s full current fiscal year. Non-recurring offering costs will be fully amortized in the Fund’s current fiscal year.
5	All expenses were waived for the period ended December 31, 2009. An expense limitation determined after taking into account any other expense limitations or fee waivers, including without limitation any reduction of management fees, with respect to the Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes, organizational and extraordinary expenses) is imposed pursuant to a written agreement in effect through April 30, 2011. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” “Net Expenses” reflect the effect of this expense limitation on Total Annual Fund Operating Expenses. This expense limitation will continue through April 30, 2011, at which time RS Investments will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through April 30, 2011, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Redemption at End of Period		Assuming No Redemption
Share Class	Class A	Class C	Class A	Class C
1 Year	$409	$212	$409	$112
3 Years	$694	$555	$694	$555

RS HIGH YIELD MUNICIPAL BOND FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund commenced operations on November 24, 2009. During the period from November 24, 2009 to December 31, 2009, the Fund’s portfolio turnover rate (not annualized) was 0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Fund invests primarily in municipal obligations, the interest on which is, in the opinion of the issuer’s bond counsel, exempt from federal individual income tax (but not necessarily the federal alternative minimum tax (the “AMT”)). The Fund may invest any portion of its assets in obligations that pay interest subject to the AMT.

RS Investments, the Fund’s investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as sub-adviser. The Fund’s investment team allocates the Fund’s investments among a diversified portfolio of municipal securities offering the potential for high current income. The Fund may invest any portion of its assets in municipal securities that are rated below investment grade (or, if unrated, considered by the Fund’s investment team to be of comparable quality), commonly known as “high yield” or “junk” bonds.

In selecting securities for the Fund, the Fund’s investment team performs in-depth credit analysis of the issuer’s creditworthiness and of the securities. The Fund’s investment team attempts to identify securities paying attractive current income, and securities that it believes are undervalued.

The Fund’s investment team considers the duration and the maturity of the Fund’s portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the securities in which the Fund invests. There is no lower limit on the rating of securities that may be in the Fund. Some of the securities that the Fund buys and holds may be in default.

Under normal circumstances at least 80% of the value of the Fund’s net assets will be invested in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT). This is a fundamental policy that cannot be changed without shareholder approval. For purposes of the fundamental policy stated above, the Fund will include borrowings for investment purposes when it calculates its net assets. Municipal obligations are debt securities issued by states, the District of Columbia, and territories and possessions of the United States, their political subdivisions, agencies, authorities, and instrumentalities. Types of municipal obligations in which the Fund may invest include:

■	general obligation bonds, of state and local governments secured by the issuer’s unlimited or limited taxing power;

■	specific obligation bonds, payable by a special tax or revenue source;

■	revenue bonds, supported solely by the enterprise that issues them;

■	notes or short-term obligations issued in anticipation of a bond sale, backed by the collection of taxes or receipt of revenues; and

■	private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

The Fund may invest up to 100% of its assets in high yield, lower-rated fixed-income securities, including securities below investment grade, commonly known as “high yield” or “junk” bonds. A security will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. and BB+ by Standard & Poor’s Ratings Group, or lower or, if unrated, is considered by the Fund’s investment team to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall. A default or expected default would also make it difficult for the Fund to sell an investment at a price approximating the value the Fund has previously placed on it.

The Fund also may invest in other tax-exempt securities that are not municipal obligations. The Fund’s investments may include any type of debt instrument, including, for example, zero-coupon securities as well as floating and variable-rate demand notes and bonds.

The Fund may invest without limit in municipal obligations that pay interest from similar revenue sources or securities of issuers within a single state.

The Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic areas or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to economic, political, regulatory, or other factors affecting issuers in those geographic areas or issuers whose revenues are derived from such projects, and may increase the volatility of the Fund’s net asset value. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund’s investment team determines that the potential return from such investment justifies the additional risk.

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RS HIGH YIELD MUNICIPAL BOND FUND

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Municipal Obligations Risk

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Fund Performance

The bar chart and performance table are not included because the Fund had not completed one full calendar year of investment operations as of the date of this prospectus. Performance information for the Fund is available at www.RSinvestments.com or by calling 800-766-3863.

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Sub-Adviser

Guardian Investor Services LLC

Investment Team

Alexander M. Grant, Jr., Portfolio Manager, has managed the Fund since its inception.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C
Minimum Initial Investment	$2,500	$2,500
Minimum Subsequent Investments	$100	$100

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS High Yield Municipal Bond Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

Tax Information

The Fund’s distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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